SUPPLEMENT TO THE CLASS A AND CLASS C PROSPECTUS
OF WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
For the Wells Fargo Emerging Markets Equity Income Fund (the “Fund”)

Effective immediately, the Fund’s Annual Fund Operating Expenses and Example of Expenses tables in the section entitled “Fund Summary - Fees and Expenses” are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	1.05%	1.05%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.62%	0.62%
Total Annual Fund Operating Expenses	1.67%	2.42%
Fee Waivers	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers[1]	1.62%	2.37%
1.	The Manager has contractually committed through February 28, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

	Assuming Redemption at End of Period		Assuming No Redemption
After:	Class A	Class C	Class C
1 Year	$730	$340	$240
3 Years	$1,062	$745	$745
5 Years	$1,421	$1,281	$1,281
10 Years	$2,429	$2,748	$2,748

July 2, 2019	IER089/P301SP3